UNITED
         CASH
         MANAGEMENT,
         INC.

         SEMIANNUAL
         REPORT
         -----------------
         December 31, 1999

This report is submitted for the general information of the shareholders of United Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Cash Management, Inc. current prospectus.

PRESIDENT'S LETTER
DECEMBER 31, 1999


Dear Shareholder:

We are delighted to share with you this report on your Fund's operations for the six months ended December 31, 1999.

The second half of 1999 was another extraordinary period for equity markets in the U.S. and, indeed, around much of the globe, as all major stock market indices weathered some volatility and finished 1999 solidly above mid-year levels. Leading the way was the Nasdaq Composite, which is laden with technology-oriented companies. This index rose a stunning 51.5 percent in the last six months of 1999 and 85.6 percent for all of 1999, as investors poured money into stocks of these "new era" companies. The Standard & Poor's 500, the index most often used to track the performance of the largest U.S. stocks, rose
7.84 percent for the six months ended December 31 and 21.09 percent for the year. The Dow Jones Industrial Average, which includes 30 of the nation's largest companies, rose 5.44 percent in the last six months of the year and
26.93 percent for all of 1999. And, finally, the Russell 2000, which tracks the performance of small-company stocks, rose 10.99 percent for the last six months of 1999 and 21.17 percent for the year after having significantly trailed other indices in recent years. Clearly, smaller and mid-sized companies -- especially those in the technology industry -- were at the center of the market's favor for the final six months of 1999.

The domestic equity markets' performance was achieved despite conflicting economic signals. Inflation, as defined by the Consumer Price Index, rose 2.2 percent for all of 1999, up from the prior year's 1.8 percent but still modest by historical standards. At the same time, though, interest rates increased considerably over the course of the year and overall economic activity remained strong. While such factors might ordinarily have undermined a vibrant stock market, they had no noticeably negative overall effect in 1999. This was due in part to investors' enormous enthusiasm for technology-related stocks which, throughout 1999 -- and especially in the last six months of the year -- seemed impervious to the influence of economic factors. U.S. equity markets were not alone in turning in strong performances for the second half and all of 1999. Many foreign equity markets turned in exceptional years as well, buoyed by some of the same factors that propelled U.S. markets, along with a faster-than-expected recovery in certain of the Asian markets that had been in economic crisis in the recent past.

The news from bond markets was much less favorable. Inflationary pressures, including high levels of consumer spending and very low unemployment, caused bond yields (which move inversely to bond prices) to rise considerably over the course of the year. As a result, U.S. bond markets experienced a very difficult six months and their toughest full year since 1994. The Federal Reserve, which is committed to keeping inflation in check, raised interest rates three times during 1999 and, as the year came to a close, the likelihood of additional rate hikes early in 2000 appeared to be high.

We were pleased with the overall performance of the United Fund family in the second half of 1999 and for the full year. This report provides in-depth discussion of the performance of the fund you own. I urge you to read it with care so you can continue to be a well-informed investor.

While these reports necessarily focus on the second half of 1999, we of course urge all our investors to keep a long-term perspective. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short periods. No one can predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is essential. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. Your Waddell & Reed financial advisor is indispensable in helping you create an investment program comprising our time-tested investments. And with that plan in place, you can face any market condition with confidence.

Respectfully,


Robert L. Hechler
President

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
BANK OBLIGATIONS
Certificates of Deposit - 2.46%
 Yankee
 Bank Austria - New York,
   5.11%, 4-25-00 ........................   $10,000  $ 9,991,304
 UBS AG - Stamford, Connecticut,
   5.35%, 5-30-00 ........................    10,000    9,990,801
   Total .................................             19,982,105

Commercial Paper - 6.50%
 Abbey National North America:
   6.055%, 1-18-00 .......................    17,500   17,449,962
   5.9%, 3-7-00 ..........................    15,000   14,837,750
 Dresdner U.S. Finance Inc.,
   6.23%, 1-10-00 ........................     2,000    1,996,885
 Toronto-Dominion Holdings USA Inc.,
   6.9%, 1-10-00 .........................    18,500   18,468,088
   Total .................................             52,752,685

Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.20%
 Banca Serfin S.A. (Barclays Bank PLC),
   5.96%, 6-5-00 .........................    10,000    9,741,733

Notes - 7.88%
 Banc One Corp.,
   6.5188%, 1-10-00 ......................    14,000   14,000,000
 First Bank of South Dakota (U.S. Bank
   National Association),
   6.5325, 1-19-00 .......................    10,000   10,005,338
 Harris Trust and Savings Bank,
   5.05%, 2-17-00 ........................    13,000   12,999,133
 J.P. Morgan & Co., Incorporated,
   6.4288%, 1-6-00 .......................    10,000    9,998,953
 Wells Fargo & Company,
   5.31%, 4-3-00 .........................    17,000   16,996,816
   Total .................................             64,000,240

TOTAL BANK OBLIGATIONS - 18.04%                      $146,476,763
 (Cost: $146,476,763)

CORPORATE OBLIGATIONS
Commercial Paper
 Communication - 0.61%
 U S WEST Communications Inc.,
   7.1%, 1-13-00 .........................     5,000    4,988,167


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 6.76%
 Allegheny Energy Inc.,
   5.82%, 2-28-00 ........................   $ 5,000 $  4,953,117
 Bay State Gas Co.,
   6.75%, 1-28-00 ........................    17,000   16,913,938
 Questar Corp.:
   5.82%, 1-14-00 ........................     6,000    5,987,390
   5.85%, 1-14-00 ........................     5,000    4,989,438
   5.9%, 1-19-00 .........................     8,500    8,474,925
   6.05%, 1-21-00 ........................     4,100    4,086,219
   6.0%, 1-27-00 .........................     9,500    9,458,833
   Total .................................             54,863,860

 Food and Kindred Products - 5.26%
 General Mills, Inc.,
   6.345%, Master Note ...................    32,800   32,800,000
 Golden Peanut Co.,
   5.93%, 2-29-00 ........................    10,000    9,902,814
   Total .................................             42,702,814

 Nondepository Institutions - 5.63%
 Associates Capital Corp. PLC (Associates
   First Capital Corporation),
   6.01%, 1-14-00 ........................     5,000    4,989,149
 Associates Financial Services Co. of
   Puerto Rico Inc. (Associates Corp. of
   North America),
   5.97%, 2-18-00 ........................    10,000    9,920,400
 Associates First Capital B.V. (Associates
   First Capital Corporation):
   5.8%, 1-10-00 .........................     6,500    6,490,575
   6.0%, 1-10-00 .........................     9,500    9,485,750
 General Electric Capital Corporation,
   5.93%, 3-7-00 .........................    15,000   14,836,925
   Total .................................             45,722,799

 Oil and Gas Extraction - 3.62%
 Arco British Ltd. (Atlantic Richfield Co.):
   6.1%, 1-19-00 .........................    10,000    9,969,500
   6.05%, 1-21-00 ........................    19,500   19,434,458
   Total .................................             29,403,958

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Personal Services - 3.92%
 Block Financial Corp.:
   6.15%, 1-12-00 ........................   $10,000 $  9,981,208
   6.2%, 1-28-00 .........................    10,000    9,953,500
   6.15%, 2-29-00 ........................    12,000   11,879,050
   Total .................................             31,813,758

Total Commercial Paper - 25.80%                       209,495,356

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.61%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (ABN-AMRO Bank N.V.),
   5.96%, 1-31-00 ........................     5,000    4,975,167

Notes
 Amusement and Recreation Services - 1.23%
 Walt Disney Company (The),
   5.6%, 4-17-00 .........................    10,000   10,009,754

 Communication - 2.46%
 AT&T Corp.,
   6.1363%, 1-13-00 ......................    10,000    9,997,880
 Tele-Communications, Inc. (AT&T Corp.),
   7.375%, 2-15-00 .......................    10,000   10,012,431
   Total .................................             20,010,311

 Electric, Gas and Sanitary Services - 3.32%
 Baltimore Gas and Electric Company,
   6.11%, 3-1-00 .........................    27,000   26,999,724

 Food Stores - 1.85%
 Albertson's Inc.,
   6.4425%, 1-14-00 ......................    15,000   14,996,803

 General Merchandise Stores - 0.62%
 Wal-Mart Stores, Inc.,
   5.65%, 2-1-00 .........................     5,000    5,001,751

 Industrial Machinery and Equipment - 0.55%
 AP Knitting Elements, Inc. (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     4,500    4,500,000

 Insurance Carriers - 1.05%
 Atlantic American Corporation (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     8,500    8,500,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Miscellaneous Retail - 1.17%
 Todd Shopping Center, L.L.C., Taxable
   Variable Rate Demand Bonds, Series 1999
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................   $ 9,500 $  9,500,000

 Nondepository Institutions - 9.71%
 Associates Corp. of North America:
   6.4103%, 1-31-00 ......................     8,500    8,497,490
   6.375%, 8-15-00 .......................     2,250    2,252,899
 Caterpillar Financial Services Corp.:
   5.93%, 6-1-00 .........................    16,500   16,510,118
   8.875%, 6-1-00 ........................     3,000    3,043,447
 Ford Motor Credit Company:
   8.375%, 1-15-00 .......................     9,000    9,010,266
   6.375%, 10-6-00 .......................     4,000    4,006,193
 General Electric Capital Corporation,
   6.66%, 5-1-00 .........................     8,700    8,728,162
 General Motors Acceptance Corporation:
   7.875%, 3-15-00 .......................     2,700    2,714,444
   6.875%, 6-7-00 ........................    10,000   10,051,514
 Transamerica Finance Corporation,
   6.215%, 3-2-00 ........................    14,000   14,000,000
   Total .................................             78,814,533

 Real Estate - 0.15%
 Trap Rock Industries, Inc. (First Union National Bank),
   6.8%, 1-5-00 ..........................     1,225    1,225,000

Total Notes - 22.11%                                  179,557,876

TOTAL CORPORATE OBLIGATIONS - 48.52%                 $394,028,399
 (Cost: $394,028,399)

MUNICIPAL OBLIGATIONS
California - 5.17%
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   6.2%, 1-19-00 .........................    29,000   29,000,000
 Oakland-Alameda County Coliseum Authority, Lease
   Revenue Bonds (Oakland Coliseum Arena Project),
   1996 Series A-1 Variable Rate Lease Revenue Bonds
   (Taxable), (Canadian Imperial Bank of Commerce),
   6.3%, 1-18-00 .........................    13,000   13,000,000
   Total .................................             42,000,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Colorado - 0.25%
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   6.5%, 1-6-00 ..........................   $ 2,000 $  2,000,000

Indiana - 1.50%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   6.2%, 1-11-00 .........................    12,200   12,200,000

Kentucky - 1.48%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds:
   Series 1994 (R.J. Tower Corporation Project),
   (Comerica Bank),
   6.55%, 1-6-00 .........................     8,035    8,035,000
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   6.55%, 1-6-00 .........................     4,000    4,000,000
   Total .................................             12,035,000

Louisiana - 10.14%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale):
   6.0%, 1-14-00 .........................    20,000   20,000,000
   6.0%, 1-20-00 .........................    13,000   13,000,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project):
   6.25%, 1-26-00 ........................    21,150   21,150,000
   6.07%, 1-21-00 ........................    10,000   10,000,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   6.25%, 1-26-00 ........................    18,200   18,200,000
   Total .................................             82,350,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Massachusetts  - 0.48%
 Massachusetts Industrial Finance Agency, Taxable
   Revenue Bonds (Southcoast Nursing and
   Rehabilitation Center Partnership Issue -
   Series 1997), (Fleet National Bank),
   6.8%, 1-5-00 ..........................   $ 3,900 $  3,900,000

Mississippi - 0.74%
 Mississippi Business Finance Corporation,
   Taxable Adjustable Mode, Industrial Development
   Revenue Bonds (BenchCraft Project), Series 1999
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     6,000    6,000,000

New Jersey - 1.49%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   6.8%, 1-5-00...........................    12,135   12,135,000

New York - 2.56%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.8%, 2-1-00 ..........................    10,000   10,000,000
 Dutchess County Industrial Development Agency,
   Taxable Variable Rate Demand Civic Facility
   Revenue Bonds, Series 1999-C (St. Francis'
   Hospital, Poughkeepsie, New York Civic Facility),
   (The Bank of New York),
   6.5%, 1-6-00 ..........................     4,000    4,000,000
 Putnam Hospital Center, Multi-Mode Revenue Bonds,
   Series 1999 (The Bank of New York),
   6.5%, 1-5-00 ..........................     3,500    3,500,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial
   Development Revenue Bonds, Series 1996
   (1500 Hempstead TPK, LLC Facility), (The
   Bank of New York),
   6.5%, 1-6-00 ..........................     3,260    3,260,000
   Total .................................             20,760,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
North Carolina - 0.22%
 Wake Forest University, Taxable Variable Rate
   Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................   $ 1,800 $  1,800,000

Pennsylvania - 2.80%
 Montgomery County Industrial Development
   Authority, Federally Taxable Variable
   Rate Demand Revenue Bonds (Neose
   Technologies, Inc. Project), Series
   B of 1997 (First Union National Bank),
   6.8%, 1-5-00 ..........................    10,960   10,960,000
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (First Union National Bank),
   6.8%, 1-5-00 ..........................     8,145    8,145,000
 Philadelphia Authority for Industrial Development,
   Variable/Fixed Rate Federally Taxable
   Economic Development Bonds (Mother's Work, Inc.),
   Series of 1995 (Fleet Financial Group Inc.),
   6.75%, 1-5-00 .........................     3,635    3,635,000
   Total .................................             22,740,000

Texas - 1.52%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.63%, 3-7-00 .........................    12,500   12,370,952

Virginia - 0.76%
 Virginia Health Services, Inc., Taxable
   Variable Rate Demand Bonds, Series 1998
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     6,200    6,200,000

Washington - 1.79%
 Wenatchee Valley Clinic, P.S.,
   Floating Rate Taxable Bonds, Series 1998
   (U.S. Bank National Association),
   6.5%, 1-6-00 ..........................    14,500   14,500,000

TOTAL MUNICIPAL OBLIGATIONS - 30.90%                 $250,990,952
 (Cost: $250,990,952)

OTHER GOVERNMENT SECURITY - 1.22%
Commercial Paper (backed by irrevocable bank
 letter of credit)
 Mexico
 United Mexican States (Barclays Bank PLC),
   6.08%, 2-1-00 .........................    10,000 $  9,947,644
 (Cost: $9,947,644)
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITY - 1.11%
 Federal Home Loan Bank,
   6.163%, 1-5-00 ........................   $ 9,000 $  9,000,000
 (Cost: $9,000,000)

TOTAL INVESTMENT SECURITIES - 99.79%                 $810,443,758
 (Cost: $810,443,758)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.21%       1,677,064

NET ASSETS - 100.00%                                 $812,120,822

Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

UNITED CASH MANAGEMENT, INC.STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value (Note 1)  ........     $810,444
 Cash   ............................................          867
 Receivables:
   Fund shares sold ................................        9,220
   Interest ........................................        6,029
 Prepaid insurance premium  ........................           21
                                                         --------
    Total assets  ..................................      826,581
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................       10,637
 Dividends payable  ................................        3,545
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          236
 Accrued management fee (Note 2)  ..................            8
 Accrued accounting services fee (Note 2)  .........            7
 Accrued service fee (Note 2)  .....................            2
 Other  ............................................           25
                                                         --------
    Total liabilities  .............................       14,460
                                                         --------
      Total net assets .............................     $812,121
                                                         ========
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding - 800,130
   Class B shares outstanding - 2,638
   Class C shares outstanding - 160
   Waddell & Reed Money Market Class B shares
    outstanding - 8,641
   Waddell & Reed Money Market Class C shares
    outstanding - 552
   Capital stock ...................................     $  8,121
   Additional paid-in capital ......................      804,000
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $812,121
                                                         ========
Net asset value, redemption and offering price
 per share for all classes  ........................        $1.00
                                                            =====

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1999
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............      $20,368
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        1,468
   Transfer agency and dividend disbursing:
    Class A ........................................        1,279
    Class B  .......................................            1
    Class C  .......................................          ---
    Waddell & Reed Class B  ........................            8
    Waddell & Reed Class C  ........................          ---
   Custodian fees ..................................           38
   Accounting services fee .........................           36
   Distribution fee:
    Class B  .......................................            3
    Class C  .......................................          ---
    Waddell & Reed Class B  ........................           23
    Waddell & Reed Class C  ........................            1
   Service fee:
    Class B  .......................................            1
    Class C  .......................................          ---
    Waddell & Reed Class B  ........................            7
    Waddell & Reed Class C  ........................          ---
   Legal fees ......................................           20
   Audit fees ......................................            7
   Other ...........................................          177
                                                          -------
    Total expenses  ................................        3,069
                                                          -------
      Net investment income ........................       17,299
                                                          -------
       Net increase in net assets resulting
         from operations ...........................      $17,299
                                                          =======


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1999         1999
                                        ------------  -----------
Increase in Net Assets
 Operations:
   Net investment income ..............    $ 17,299      $ 28,632
                                           --------      --------
    Net increase in net assets
      resulting from operations .......      17,299        28,632
                                           --------      --------
 Dividends to shareholders
   from net investment income:*
   Class A ............................     (17,158)      (28,425)
   Class B ............................         (17)           ---
   Class C ............................          (1)           ---
   Waddell & Reed Class B .............        (119)         (207)
   Waddell & Reed Class C .............          (4)           ---
                                           --------      --------
                                            (17,299)      (28,632)
                                           --------      --------
 Capital share transactions (Note 3)  .     140,353       135,314
                                           --------      --------
 Total increase  ......................     140,353       135,314
Net Assets
 Beginning of period  .................     671,768       536,454
                                           --------      --------
 End of period  .......................    $812,121      $671,768
                                           ========      ========
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====
   *See "Financial Highlights" on pages 15 - 19.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/99    1999   1998    1997   1996    1995
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------  ------  ------
Net investment
 income  ...........   0.0241  0.0455  0.0484  0.0472  0.0487  0.0465
Less dividends
 declared  .........  (0.0241)(0.0455)(0.0484)(0.0472)(0.0487)(0.0465)
                      ------  ------  ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= ======= ======= =======
Total return........   2.47%   4.67%   4.93%   4.80%   5.01%   4.74%
Net assets, end of
 period (in
 millions)  ........    $800    $667    $533    $514    $402    $369
Ratio of expenses to
 average net
 assets  ...........   0.83%*  0.83%   0.89%   0.87%   0.91%   0.97%
Ratio of net
 investment income
 to average net
 assets  ...........   4.72%*  4.54%   4.84%   4.70%   4.89%   4.68%

*Annualized.
                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                   period
              from 9/9/99*
                   through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0120
Less dividends
 declared  .........  (0.0120)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   1.21%
Net assets, end of
 period (in
 millions)  ........      $3
Ratio of expenses to
 average net
 assets  ...........   1.65%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.25%**

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                   period
              from 9/9/99*
                   through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0119
Less dividends
 declared  .........  (0.0119)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   1.20%
Net assets, end of
 period (in
 thousands)  .......    $160
Ratio of expenses to
 average net
 assets  ...........   1.81%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.13%**

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.FINANCIAL HIGHLIGHTS
Waddell & Reed Money Market Class B Shares*
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the                               For the
                      six       For the fiscal             period
                    months   year ended June 30,         from 9/5/95*
                     ended   ---------------------        through
                   12/31/99    1999   1998    1997        6/30/96
                   --------  ------ ------  ------        -------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00           $1.00
                      ------  ------  ------  ------          ------
Net investment
 income  ...........   0.0196  0.0371  0.0403  0.0407          0.0312
Less dividends
 declared  .........  (0.0196)(0.0371)(0.0403)(0.0407)        (0.0312)
                      ------  ------  ------  ------          ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00           $1.00
                     ======= ======= ======= =======         =======
Total return........   2.00%   3.79%   4.10%   4.13%           3.15%
Net assets, end of
 period (in
 millions)  ........      $9      $5      $4      $4              $1
Ratio of expenses to
 average net
 assets  ...........   1.70%***1.60%   1.71%   1.48%           1.88%***
Ratio of net
 investment income
 to average net
 assets  ...........   3.90%***3.77%   4.03%   4.14%           3.76%***

   *Formerly known as United Cash Management Class B shares.
  **Commencement of operations.
  ***Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.FINANCIAL HIGHLIGHTS
Waddell & Reed Money Market Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                   period
             from 10/7/99*
                   through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0095
Less dividends
 declared  .........  (0.0095)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   0.96%
Net assets, end of
 period (in
 thousands)  .......    $500
Ratio of expenses to
 average net
 assets  ...........   1.66%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.23%**

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000

     Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C and Waddell & Reed Money Market B shares, the Fund pays WARSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check it processes. For Waddell & Reed Money Market C shares, the Fund pays WARSCO a monthly fee equal to 1/12th of .15 of 1% of the average daily net assets for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     The Fund has adopted 12b-1 plans for Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class. During the period ended December 31, 1999, W&R paid no sales commissions.

     A contingent deferred sales charge (``CDSC'') may be assessed against a shareholder's redemption amount of Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares, respectively, and paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

     For Waddell & Reed Money Market Class B shares, the amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the next calendar year after the calendar year of investment, 3%; the third calendar year, 2%; the fourth calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge.

     If Class C shares or Waddell & Reed Money Market Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions during the deferred sales charge period. During the period ended December 31, 1999, the Distributor received $330, $178, $6,419 and $23 in deferred sales charges from Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares, respectively.

     The Fund paid Directors' fees of $13,158, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Multiclass Operations

     The Fund offers five classes of shares: Class A, Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares are subject to a CDSC and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for seven years will convert automatically, at the end of the seventh calendar year following the first year of purchase, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative net asset values of the two classes; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Dollar amounts are in thousands. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because shares are recorded at $1.00 per share.


                            For the       For the
                         six months   fiscal year
                              ended         ended
                       December 31,      June 30,
                               1999          1999
                       ------------  ------------
Value issued from sale
 of shares:
 Class A  ............   $1,708,736    $2,528,520
 Class B .............        3,810           ---
 Class C .............          277           ---
 Waddell & Reed Class B       7,888        12,293
 Waddell & Reed Class C         740           ---
Value issued from
 reinvestment of dividends:
 Class A  ............       16,150        27,258
 Class B .............           16           ---
 Class C .............            1           ---
 Waddell & Reed Class B         119           195
 Waddell & Reed Class C           4           ---
Value redeemed:
 Class A  ............   (1,591,911)   (2,421,463)
 Class B .............       (1,188)          ---
 Class C .............         (118)          ---
 Waddell & Reed Class B      (3,979)      (11,489)
 Waddell & Reed Class C        (192)          ---
                           --------    ----------
Increase in
 outstanding capital       $140,353    $  135,314
                           ========    ==========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Cash Management, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Cash Management, Inc. as of December 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Mira Stevovich, Vice President

The United Group of Mutual Funds
United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.

Waddell & Reed Funds, Inc.
Asset Strategy Fund
Growth Fund
High Income Fund
International Growth Fund
Limited-Term Bond Fund
Municipal Bond Fund
Science and Technology Fund
Total Return Fund

----------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
   WADDELL & REED
   CUSTOMER SERVICE
   6300 Lamar Avenue
   P.O. Box 29217
   Shawnee Mission, KS 66201-9217
   Toll-Free - (800)366-5465
   Local - (913) 236-1303
For Yield Information Only
   Toll-Free - (800)366-4953
   Local - (913) 236-1307

Our INTERNET address is:
  http://www.waddell.com

NUR1010SA(12-99)
printed on recycled paper